UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        August 10, 2005
                                                --------------------------------


                      Technical Communications Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Massachusetts                    0-8588                    04-2295040
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                  File Number)              Identification No.)


           100 Domino Drive, Concord, MA                            01742
--------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (978) 287-5100
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)






         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On August 10, 2005, Technical Communications Corporation announced its financial results for the fiscal quarter ended June 25, 2005. A copy of the press release dated August 8, 2005 describing such results is attached as
Exhibit 99.1 to this report and incorporated herein.

Item 9.01         Financial Statements and Exhibits.

                  a. Financial statements of businesses acquired. Not applicable.

                  b.   Pro forma financial information. Not applicable.

                  c. Exhibits. The following exhibit is furnished pursuant to Item 2.02 hereof, and the information contained in this report and such exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated therein.

                  Exhibit No.                         Title
                  -----------                         -----

                  99.1                   Press Release dated August 10, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Technical Communications Corporation



Dated:  August 10, 2005                By:      /s/ Carl H. Guild, Jr.
                                          --------------------------------------
                                          Carl H. Guild, Jr.
                                          President and Chief Executive Officer